Financial instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
Fair value
Fair values of financial assets and liabilities are determined based on available market information and valuation methodologies appropriate to each situation. Judgments are required in the interpretation of the market data to produce the most appropriate fair value estimates. The use of different market information and/or evaluation methodologies may have a material effect on the fair value amounts.
As at December 31, 2023, derivatives were measured at fair value based on Level 2 inputs.

The carrying values of cash and cash equivalents, short-term investments, accounts receivable, deposits, and accounts payable and accrued liabilities approximate their fair values due to their short terms to maturity or the discount rate used approximates to the contractual interest rate. At December 31, 2023, the carrying value of loans and borrowings, including accrued interest, was $426.2 million while the fair value is approximately
$376.0 million. At December 31, 2023, the carrying value of notes receivable, including accrued interest, was $17.4 million which approximates its fair value.
Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s receivables from customers. The carrying amount of the financial assets below represents the maximum credit risk exposure as at December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$111,738	$177,702
Short-term investments	—	139,700
Accounts receivable	5,710	10,289
Derivatives	11,254	3,237
Note receivable	17,413	20,630
Deposits and other assets	8,472	3,985
	$154,587	$355,543

The Company invests cash and cash equivalents and short-term investments with financial institutions that are financially sound based on their credit rating.

The Company’s exposure to credit risk associated with accounts receivable is influenced mainly by the individual characteristics of each customer.

In November 2022, Paranapanema S/A ("PMA"), one of the Company's customers in Brazil, filed for bankruptcy protection. According to PMA, the action was attributed to working capital challenges following an operational halt at one of their facilities. Progress was noted in August 2023 when PMA and its creditors agreed on a judicial recovery plan, which subsequently received approval from the judicial recovery court in November 2023. As a preferred supplier to PMA, the Company has entered into a note receivable arrangement with PMA. The arrangement is excluded from the judicial recovery process and provides the Company with certain judicial guarantees. According to the note receivable arrangement, repayment is structured over 24 monthly installments beginning in March 2024, with an annual interest rate equivalent to Brazil's CDI rate of approximately 11.65%.

At December 31, 2023, the gross amount of accounts and note receivable from PMA was $25.2 million (December 31, 2022 - $23.9 million). After adjusting for credit loss provision and present value discount of $7.7 million (December 31, 2022 - $3.3 million), the amortized cost of the note receivable at December 31, 2023 was $17.4 million (December 31, 2022 - $20.6 million), of which $8.3 million (December 31, 2022 - $10.2 million) was classified as current and $9.1 million (December 31, 2022 - $10.4 million) as non-current.
Liquidity risk

Liquidity risk is the risk associated with the difficulties that the Company may have meeting the obligations associated with financial liabilities that are settled with cash payments or with another financial asset. The Company's approach to liquidity management is to ensure as much as possible that sufficient liquidity exists to meet their maturity obligations on the expiration dates, under normal and stressful conditions, without causing unacceptable losses or with risk of undermining the normal operation of the Company.

The table below shows the Company's maturity of non-derivative financial liabilities on December 31, 2023:

Non-derivative financial liabilities	Carrying value	Contractual cash flows	Up to 12 months	1 - 2 years	3 - 5 years	More than 5 years
Loans and borrowings (including interest)	$426,233	$593,991	$37,743	$34,468	$82,781	$438,999
Accounts payable and accrued liabilities	120,704	120,704	120,704	—	—	—
Other non-current liabilities	8,524	23,436	—	10,166	12,640	630
Leases	19,603	19,579	10,929	5,521	3,019	110
Total	$575,064	$757,710	$169,376	$50,155	$98,440	$439,739

The Company also has derivative financial asset for foreign exchange collar contracts and copper derivative contracts whose notional amounts and maturity information are disclosed below under foreign exchange currency risk, interest rate risk, and price risk.
Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates, and commodity prices. The purpose of market risk management is to manage and control exposures to market risks, within acceptable parameters, while optimizing return.

The Company may use derivatives, including options, forwards and swap contracts, to manage market risks.
The Company's outstanding derivative instruments as of December 31, 2023 are as follows:

Contract Description	Notional Amount	Denomination	Weighted average floor	Weighted average cap / forward price	Maturities
Foreign exchange collar (i)	$316.5 million	USD/BRL	4.99	5.36	January 2024 - December 2024
Foreign exchange forward (i)	$60.5 million	USD/BRL	N/A	5.15	January 2024 - December 2024
Copper collar (iii)	6,000 tonnes	$ / lb	$3.60	$4.03	January 2024 - June 2024
(i) Foreign exchange currency risk
The Company’s subsidiaries in Brazil are exposed to exchange risks primarily related to the US dollar. In order to minimize currency mismatches, the Company monitors its cash flow projections considering future sales expectations indexed to US dollar variation in relation to the cash requirement to settle the existing financings.

The Company's exposure to foreign exchange currency risk at December 31, 2023 relates to $17.2 million (December 31, 2022 – $11.7 million) in loans and borrowings of MCSA denominated in US dollars and Euros. In addition, the Company is also exposed to foreign exchange currency risk at December 31, 2023 on $342.2 million of intercompany loan balances (December 31, 2022 - $148.2 million) which have contractual repayment terms. Strengthening (weakening) in the Brazilian Real against the US dollar at December 31, 2023 by 10% and 20%, would have increased (decreased) pre-tax net income by $35.8 million and $71.7 million, respectively. This analysis is based on the foreign currency exchange variation rate that the Company considered to be reasonably possible at the end of the year and excluding the impact of the derivatives below. The analysis assumes that all other variables, especially interest rates, are held constant.
The Company may use certain foreign exchange derivatives, including collars and forward contracts, to manage its foreign exchange risks. At December 31, 2023, the aggregate fair value of the Company's foreign exchange derivatives was a net asset of $11.3 million (December 31, 2022 - asset of $3.2 million), and the full $11.3 million is included in other current assets in the statement of financial position. The fair values of foreign exchange contracts were determined based on option pricing models, forward foreign exchange rates, and information provided by the counter party.
The change in fair value of foreign exchange collar contracts was an unrealized gain of $7.6 million for the year ended December 31, 2023 (a gain of $33.1 million for the year ended December 31, 2022) and has been recognized in foreign exchange gain (loss). In addition, during the year ended December 31, 2023, the Company recognized a realized gain of $11.4 million (realized loss of $12.5 million for the year ended December 31, 2022) related to the settlement of foreign currency forward collar contracts.
(ii) Interest rate risk

The Company is principally exposed to the variation in interest rates on loans and borrowings with variable rates of interest. Management reduces interest rate risk exposure by entering into loans and borrowings with fixed rates of interest or by entering into derivative instruments that fix the ultimate interest rate paid.

The Company is principally exposed to interest rate risk through Brazilian Real denominated bank loans of $2.4 million. Based on the Company’s net exposure at December 31, 2023, a 1% change in the variable rates would not materially impact its pre-tax annual net income.
(iii) Price risk

The Company may use derivatives, including forward contracts, collars and swap contracts, to manage commodity price risks.

At December 31, 2023, the Company had provisionally priced sales that are exposed to commodity price changes (note 16). Based on the Company’s net exposure at December 31, 2023, a 10% change in the price of copper would have changed pre-tax net income by $2.5 million.
At December 31, 2023, the Company has entered into zero-cost copper derivative contracts on 1,000 tonnes of copper per month from January 2024 to June 2024, representing approximately 25% of estimated production volumes over the period. As of December 31, 2023, the fair value of these contracts was a net liability of $0.6 million (December 31, 2022 - liability of $0.6 million). The fair value of copper collar contracts was determined based on option pricing models, forward copper price and information provided by the counter party.
During the year ended December 31, 2023, the Company recognized an unrealized loss of $0.1 million ($nil for the year ended December 31, 2022) and a realized loss of $1.8 million ($nil for the year ended December 31, 2022) in relation to its copper hedge derivatives in other income or loss.